UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 27, 2005

VIEWPOINT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris- diction of incorporation)	(Commission File Number)	(I.R.S. Employer (Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Arrangement.

On July 27, 2005, Viewpoint Corporation and Federal Partners, L.P. amended the 4.95% Subordinated Note in the principal amount of $3,050,000 held by Federal Partners to extend the maturity date from March 31, 2006 to March 31, 2008 in exchange for the payment by Viewpoint of $61,000 to Federal Partners.

In addition, Viewpoint Corporation and Federal Partners entered into a Stock Purchase Agreement, dated as of July 27, 2005, under which Viewpoint issued 1,290,323 shares of Viewpoint common stock in a private placement to Federal Partners at a purchase price of $1.55 per share (resulting in aggregate gross proceeds of $2,000,000).

The securities offered and sold in the private placement have not been registered under the Securities Act of 1933, as amended and were sold in reliance upon the exemption from securities registration afforded by Regulation D. Federal Partners represented to Viewpoint that it is an “Accredited Investor”, as defined in Rule 501 of Regulation D under the Securities Act. In connection with the private placement, Viewpoint entered into a Registration Rights Agreement with Federal Partners pursuant to which Viewpoint is required to file a registration statement with the SEC covering the shares within 45 days of the closing of the private placement.

The foregoing is a summary of the terms of the Stock Purchase Agreement, the Registration Rights Agreement and the Amended and Restated 4.95% Subordinated Note Due March 31, 2008 and does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, the Registration Rights Agreement and the Amended and Restated 4.95% Subordinated Note Due March 31, 2008, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3.

Viewpoint issued a press release announcing the transaction on July 28, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

The Clark Estates, Inc. provides management and administrative services to Federal Partners and has the sole power to vote or to direct the vote and to dispose of or direct the disposition of all shares held by Federal Partners.

Stephen M. Duff is a director of Viewpoint and is the Chief Investment Officer of The Clark Estates, Inc.

Item 3.02	Unregistered Sale of Equity Securities

The disclosures set forth under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits

The following exhibits are filed herewith:

		10.1	Stock Purchase Agreement, dated as of July 27, 2005, by and between Viewpoint Corporation and Federal Partners, L.P.

		10.2	Registration Rights Agreement, dated as of July 27, 2005, by and between Viewpoint Corporation and Federal Partners, L.P.

		10.3	Amended and Restated 4.95% Subordinated Note Due March 31, 2008.

		99.1	Press release issued by Viewpoint Corporation on July 28, 2005.

SIGNATURES

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ William H. Mitchell
William H. Mitchell
Chief Financial Officer

Dated: July 28, 2005